                                                                   EXHIBIT 10.24

NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (OR THE SECURITIES ISSUABLE UPON CONVERSION OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT COMPLIES IN ALL RESPECTS WITH THE REQUIREMENTS OF RULE 144 OR RULE 145 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND, PRIOR TO SUCH DISPOSITION, THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY.

THE HOLDER HEREOF MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES EVIDENCED HEREBY FOR A PERIOD OF ONE YEAR FROM THE DATE OF ORIGINAL ISSUANCE UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.


No. W-1                                                     WARRANT TO PURCHASE
ISSUED:  July 28, 1998                                      COMMON STOCK OF
VOID AFTER FOUR YEARS                                       COST-U-LESS, INC.


                               COST-U-LESS, INC.

                                  COMMON STOCK
                                PURCHASE WARRANT

                                    RECITALS

     A. The Company and Commonwealth Development Corporation ("CDC") are developing an ongoing business relationship, including Kula Fund Limited ("Kula

Fund"), an affiliate of CDC, making an investment in the Company and the Company appointing a representative of CDC to its Board of Director.

     B. In furtherance of such business relationship, the Company is issuing warrants to purchase the Common Stock to Kula Fund.

                                   AGREEMENT

     THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, Kula Fund Limited, or such person to whom this Warrant is transferred pursuant to Section 7 hereof (the "Holder"), is entitled to exercise this Warrant to purchase either (i) 117,000 fully paid and nonassessable shares of Common Stock, (collectively, the "Warrant Stock") of COST-U-LESS, INC., a Washington corporation (the "Company"), at the price of $___ per share (the "Exercise Price") [120% of initial public offering price] (such number of shares and the Exercise Price being subject to adjustment as provided herein).

     This Warrant is subject to the following additional terms and conditions:

1.   Method of Exercise

     1.1  Procedure for Exercise

     This Warrant may be exercised by the Holder, at any time after the date hereof but not later than July __, 2002 (the "Exercise Period"), in whole or in part, by delivering to the Company (i) this Warrant certificate, (ii) except as provided in Section 1.2 below, a bank check payable to the Company in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"), and (iii) the form of Election to Purchase attached hereto duly completed and executed by the Holder. Upon exercise, the Holder will be deemed to be the holder of record of the Warrant Stock for which exercise is made, even though the transfer or registrar books of the Company may then be closed or certificates representing such Warrant Stock may not then be actually delivered to the Holder.

     1.2  Net Exercise Rights

     Notwithstanding the payment provisions set forth above, the Holder may elect to receive Warrant Stock in an amount equal to the value (as determined below) of this Warrant or the portion hereof being exercised by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which case the Company shall issue to the Holder the number of shares of Warrant Stock determined as follows:

                           X =    Y (A-B)
                                -----------
                                     A

Where: X = the number of shares of Warrant Stock to be issued to the Holder Y = the number of shares of Warrant Stock subject to this Warrant
        A = the Fair Market Value (as defined below) of one (1) share of
            Warrant Stock
        B = the Exercise Price

     For purposes of the above calculation, the fair market value of a share of Warrant Stock shall be determined in good faith by the Board of Directors of the Company; provided, however, that if a public market for the Company's Common Stock exists at the time of such exercise, then such fair market value shall be
(i) the average of the closing bid and asked prices of the Company's Common Stock as quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market System or on any exchange on which such Common Stock is then listed, whichever is applicable, for the five (5) trading days prior to the date of exercise of such net exercise rights.

2.   Delivery of Stock Certificates

     Within ten days after the payment of the Exercise Price following the exercise of this Warrant (in whole or in part), the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise and payment, and (b) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, not previously purchased by the Holder if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date by which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date by which such surrender and payment is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

3.   Covenants as to Warrant Stock

     The Company covenants and agrees that all the shares of Warrant Stock issued pursuant to the terms of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable.

4.   Reorganization

     Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, as part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Warrant Stock, the number of shares of preferred stock or other securities of the successor corporation resulting from such Reorganization, to which a holder of the Warrant Stock deliverable upon exercise of the right to purchase securities hereunder would have been entitled in such Reorganization if the right to purchase such securities had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Holder's rights to purchase securities pursuant to this Warrant.

5.   Adjustments for Stock Splits, Etc.

     If the Company shall issue any shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock purchasable hereunder shall be to the nearest whole share.

6.   Notice of Adjustments

     Whenever the Exercise Price or the number of securities purchasable under the terms of this Warrant at that Exercise Price shall be adjusted pursuant to the terms of this Warrant, the Company shall promptly notify the Holder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares of Warrant Stock or other securities purchasable at that Exercise Price after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the registered Holder.

     In the event of:

     (a) The taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class of any other securities or property, or to receive any other right,

     (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the company, or

     (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,


the Company will mail to the Holder, at its last address at least ten (10) days prior to the earlier date specified therein as described below, a notice specifying:

          (1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

          (2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

7.   Fractional Shares

     No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise.

8.   Restrictions on Transfer

     Neither this Warrant nor the Warrant Stock may be transferred unless (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws, (b) the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws, or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

9.   Legend

     A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Warrant Stock, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

10.  Holder as Owner

     The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

11.  No Shareholder Rights

     This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock until and to the extent that this Warrant shall be exercised.

12.  Construction

     The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Washington. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

13.  Exchange of Warrant

     This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

14.  Lost Warrant Certificate

     Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

15.  Waivers and Amendments

     This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16.  Notices

     All notices or other communications required or permitted hereunder shall be in writing and shall be delivered by personal delivery, reputable overnight courier service, telecopier or mailed by United States mail, first-class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

     If to the Holder:

               Kula Fund Limited
               2nd Floor, Law House
               Kumul Highway
               PO Box 166
               Port Vila, Vanuatu
               Attention:  Liam Cully

     If to the Company:

               COST-U-LESS, INC.
               12410 S.E. 32nd Street
               Bellevue, WA 98005

     Each of the foregoing parties shall be entitled to specify a different address by giving five days' advance written notice as aforesaid to the other parties.

17.  Investment Intent

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                              COST-U-LESS, INC.

                              By /s/ MICHAEL J. ROSE
                                 --------------------------
                                 Michael J. Rose, President

                              ELECTION TO PURCHASE

To____________________:

     The undersigned hereby irrevocably elects to purchase ___________ shares (the "Shares") of Common Stock issuable upon the exercise of the within Warrants, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares which may be purchased pursuant to the within Warrants, that new Warrants evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned hereby agrees with and represents to the Company as follows:

          (a) The Purchaser acknowledges that the Shares have not been and will not be registered under the 1933 Act, or any applicable state securities law, and therefore constitute "restricted securities" within the meaning of Rule 144 thereof, and that the contemplated issuance may not be offered or sold in the United States or for the account or benefit of U.S. Persons (as described below) in reliance on an exclusion from such registration pursuant to Regulation S of the 1933 Act;

          (b) The Purchaser understands that if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless (i) the disposition is to the Company; (ii) the disposition is made outside the United States in compliance with the requirements of Rule 903 or Rule 904 of Regulation S, if available (or such successor rule or regulation as then in effect); (iii) there is in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable state securities laws; (iv) the disposition complies in all respects with Rule 144 or Rule 145 under the 1933 Act and any applicable state securities laws, or (v) in a transaction that does not require registration under the 1933 Act and any applicable state securities laws and it has, prior to such disposition, furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company;

          (c) The Purchaser will not engage in hedging transactions with regard to the Shares during the one year "distribution compliance period" beginning on the date of the Closing unless in compliance with the 1933 Act;

          (d) The Purchaser (i) is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Shares for the account or benefit of a U.S. Person and (ii) was not offered, did not execute and did not deliver this Agreement while in the United States;

          (e) The Shares are being acquired for investment purposes, not as a nominee or agent, and not with a view to any resale, distribution or other disposition of the Shares, of any part thereof, in violation of the 1933 Act or applicable state securities laws;

          (f) The Purchaser is an "accredited investor" as that term is defined in Rule (501(a) under the 1934 Act, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and , at the present time, is able to afford a complete loss of such investment.

          (g) The Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, certificates representing the Shares, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY,
     (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT COMPLIES IN ALL RESPECTS WITH THE REQUIREMENTS OF RULE 144 OR RULE 145 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND, PRIOR TO SUCH DISPOSITION, THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY.

          THE HOLDER HEREOF MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES EVIDENCED HEREBY FOR A PERIOD OF ONE YEAR FROM THE DATE OF ORIGINAL ISSUANCE UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     (i) The Purchaser acknowledges that the Company will refuse to register any transfer of the Shares if such transfer is not made in accordance with the legend set forth in subparagraph (f) above.

     Payment enclosed in the amount of $____________________

     Dated:__________, 19__

     Name of holder of Warrants:______________________________________________
                                                (please print)

          Address:   _____________________________________

                     _____________________________________

          Signature: _____________________________________

                                   ASSIGNMENT


     For value received ____________________ hereby sells, assigns and transfers unto _____________________________ the within Warrants, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney, to transfer said Warrants on the books of the within-named Company, with full power of substitution in the premises.

     Dated:________________, 19__

                                                ________________________________
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